SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2004

NWH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23598	13-3735316
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

156 West 56th Street New York, Suite 2001, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 582-1212
(Registrants’ telephone number, including area code)

(former name or former address, if changed since last report)

ITEM 7.01                                         Regulation FD Disclosure.

(c)                                  Exhibits:

99.1                           Press Release dated September 8, 2004.

ITEM 8.01                                         Other Events.

On September 8, 2004, NWH, Inc. issued a press release containing information about transactions to be entered into by its subsidiary, Electronic Network Systems, Inc., with Neighborhood Health Partnership, Inc.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 2004

NWH, INC.
(Registrant)

By:	/s/ TERRENCE S. CASSIDY
Terrence S. Cassidy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

99.1	Press Release dated September 8, 2004.